SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 24, 1997
                                                 ----------------------------



                           Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-12484                  06-1274088
      ---------------               -----------              -------------
      (State or other               (Commission              (IRS Employer
      jurisdiction of               File Number)           Identification No.)
      incorporation)

          388 Greenwich Street, New York, New York          10013
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          (Address of principal executive offices)        (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

                           SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

Item 5.  Other Events.

      On September 24, 1997, Travelers Group Inc. ("Travelers Group") and Salomon Inc ("Salomon") announced that they have entered into a definitive agreement pursuant to which a wholly owned subsidiary of Travelers Group will merge with and into Salomon. The transaction has been approved by the Boards of Directors of both Travelers Group and Salomon. Pursuant to the Merger Agreement, Salomon common stockholders will receive 1.13 shares of Travelers Group common stock for each share of Salomon common stock that they own, for a total value of approximately $9 billion; each share of preferred stock of Salomon will be converted into a share of a substantially identical series of preferred stock of Travelers Group; and Salomon will become a wholly owned subsidiary of Travelers Group. After the merger, Salomon and Smith Barney Holdings Inc. will merge to form Salomon Smith Barney Holdings Inc.

      The transaction is expected to be completed by year-end 1997. It is subject to various regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act and by certain regulatory entities, and approval by Salomon stockholders. The merger will be a tax-free exchange and will be accounted for on a "pooling of interests" basis.

      The consolidated financial statements of Salomon and its subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 are being filed as Exhibit 99.01 to this Form 8-K and are incorporated herein by reference. The unaudited consolidated financial statements of Salomon and its subsidiaries as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996 are being filed as Exhibit 99.02 to this Form 8-K and are incorporated herein by reference. Certain pro forma financial information with respect to the proposed transaction is being filed as
Exhibit 99.03 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits:

Exhibit No.                         Description

23.01                         Consent of Arthur Andersen LLP

99.01 Consolidated financial statements of Salomon Inc and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, together with the notes thereto and the report of the independent auditors

99.02 Unaudited consolidated financial statements of Salomon Inc as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996, together with the notes thereto

99.03 Unaudited Pro Forma Condensed Combined Statement of Financial Condition as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1996

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 25, 1997
                                              SMITH BARNEY HOLDINGS INC.



                                              By: /s/ Mark I. Kleinman
                                                  ----------------------
                                                  Mark I. Kleinman
                                                  Executive Vice President
                                                  and Treasurer